UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported) September 26, 2000

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

             (State or other      (Commission        (I.R.S. Employer
               jurisdiction       File Number)      Identification No.)
              of incorporation)

                  Delaware          1-14036             43-1581814


                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568


                                 Not Applicable
         (Former name or former address, if changed since last report.)